Exhibit 99.2

This Statement on Form 4 is filed by (i) Apollo V Covalence Holdings, L.P., (ii) Apollo Investment Fund V, L.P., (iii) Covalence Co-Investment Holdings LLC, (iv) Apollo Investment Fund VI, L.P., (v) AP Berry Holdings, L.P., (vi) BPC Co-Investment Holdings LLC, (vii) Apollo V Covalence Holdings, LLC, (viii) Apollo Advisors V, L.P., (ix) AP Berry Holdings, LLC, (x) Apollo Overseas Partners (Germany) VI, L.P., (xi) Apollo Advisors VI, L.P., (xii) Apollo Capital Management V, Inc., (xiii) Apollo Capital Management VI, Inc., (xiv) Apollo Principal Holdings I, L.P., (xv) Apollo Principal Holdings I GP, LLC, (xvi) Apollo Management V, L.P., (xvii) Apollo Management VI, L.P., (xviii) AIF V Management, LLC, (xix) AIF VI Management, LLC, (xx) Apollo Management, L.P., (xxi) Apollo Management GP, LLC, (xxii) Apollo Management Holdings, L.P., and (xxiii) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  February 25, 2014

Issuer Name and Ticker or Trading Symbol:  Berry Plastics Group, Inc. [BERY]

APOLLO V COVALENCE HOLDINGS, L.P.

By:	Apollo V Covalence Holdings, LLC
its general partner

	By:	Apollo Management V, L.P.
its manager

		By:	AIF V Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO V COVALENCE HOLDINGS, LLC

By:	Apollo Management V, L.P.
its manager

	By:	AIF V Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO INVESTMENT FUND V, L.P.

By:	Apollo Advisors V, L.P.
its general partner

By:	Apollo Capital Management V, Inc.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS V, L.P.

By:	Apollo Capital Management V, Inc.
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO CAPITAL MANAGEMENT V, INC.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.
its general partner

By:	Apollo Capital Management VI, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC
its general partner

By:		/s/ Laurie D. Medley
Name:		Laurie D. Medley
Title:		Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

COVALENCE CO-INVESTMENT HOLDINGS LLC

By:	Apollo Management V, L.P.
its manager

By:	AIF V Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V Management, LLC
its general partner

By:		/s/ Laurie D. Medley
Name:		Laurie D. Medley
Title:		Vice President

AIF V MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AP BERRY HOLDINGS, L.P.

By:	AP Berry Holdings, LLC
its general partner

By:	Apollo Management VI, L.P.
its manager

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AP BERRY HOLDINGS, LLC

By:	Apollo Management VI, L.P.
its manager

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

BPC CO-INVESTMENT HOLDINGS, LLC

By:	Apollo Management VI, L.P.
its manager

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P.
its managing general partner

By:	Apollo Capital Management VI, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President